Exhibit 99.2

Taking on the world’s toughest energy challenges. TM

Analyst Meeting

New York March 9, 2005

Cautionary Statement

Forward-Looking Statements. Outlooks, projections, estimates, targets, and business plans in this presentation are forward-looking statements. Actual future results, including demand growth and supply mix; ExxonMobil’s own production growth and mix; resource recoveries; project plans, timing, costs, and capacities; capital expenditures; revenue enhancements and cost efficiencies; industry margins; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading “Factors Affecting Future Results” in item 1 of our most recent Form 10-K and on our website at www.exxonmobil.com.

Frequently Used Terms. References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. The discussion of reserves in this presentation generally excludes the effects of year-end price/cost revisions and includes reserves attributable to equity companies and our Syncrude operations. For definitions of, and information regarding, reserves, return on average capital employed, normalized earnings, and other terms used in this presentation, including information required by SEC Regulation G, see the “Frequently Used Terms” posted on our website. The Financial and Operating Review on our website also shows ExxonMobil’s net interest in specific projects.

2004—Record Results

Record safety performance

Record financial performance

– Net Income $25.3 B

– ROCE 23.8%

– Cash flow from Operations

and Asset Sales $43.3 B

Cash Returned to

Shareholders $14.9 B

Capex $14.9 B

2004—Record Results

Earnings $B

30 25 20 15 10 5 0

‘00 ‘01 ‘02 ‘03 ‘04

Chemical Downstream Upstream Net Income

Record results in all business lines

Industry-leading results across the cycle

Building competitive advantage

Consistent Long-Term Approach

Leadership, discipline, and long-term perspective

Core values established in our culture

Commitment to highest ethical standards

Transparent and straightforward

Not easily duplicated

Disciplined Investment

Operational Excellence

Growth in Shareholder Value

Industry Leading Returns

Superior Cash Flow

Global Functional Organization

Exxon Mobil Corporation

Upstream

Development

Exploration

Gas & Power Marketing

Production

Upstream Research Company

Downstream

Fuels Marketing

Lubricants & Specialties

Refining & Supply

Downstream Research & Engineering Company

Chemical

Basic Chemicals and Intermediates

Manufacturing

Polymers

Chemical Research & Engineering Company

Corporate Research Global Services Organization

Capitalizing on Technology

Expenditures* $M

700 600 500 400 300 200 100 0

XOM

RDS

BP

CVX

XOM

‘99-’03 Avg ‘04

* Based on SEC definition

Business Engagement

Global Implementation

Competitive Advantage

Focused R&D

Differentiated Solutions

Identification of Promising Emerging Technology

Scientific Research

Safety Leadership—‘Nobody Gets Hurt’

Safety—Lost Time Incident Rate

(Incidents per 200k hours)

0.5 0.4 0.3 0.2 0.1 0.0

‘00 ‘01 ‘02 ‘03 ‘04

U. S. Petroleum Industry Benchmark

Employee Contractor

Cost Control and Productivity

Cash Operating Costs $B

40 30 20 10 0

CPI

‘00 ‘01 ‘02 ‘03 04

Cash Operating Costs at 2004 Forex & Energy price *

Workforce

‘000s

105 95 85 75 65

‘00 ‘01 ‘02 ‘03 ‘04

More than $1B in cost efficiencies in 2004

Another $1B expected in 2005

Offsetting inflation and new business costs

Significant productivity improvements

* Operating Costs (see Frequently Used Terms) excluding depreciation and depletion

Industry-Leading Cash Flow Generation

Annual Cash Flow $B

50

40

30

20

0

‘00 ‘01 ‘02 ‘03 ‘04

Asset Sales Operating Cash

Capturing the upside

Average operating cash flow of more than $27B over past five years

Long-term approach appropriate in cyclical business

Superior Shareholder Distributions

Share Purchases* $B

2.5 2.0 1.5 1.0 0.5 0.0

1Q 2Q 3Q 4Q1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

‘01 ‘02 ‘03 ‘04

XOM RDS BP CVX

* In excess of dilution

Shares Outstanding*

%

100 98 96 94 92

‘00 ‘01 ‘02 ‘03 ‘04

CVX BP RDS XOM

* Average annual fully-diluted shares calculated based upon publicly available data

Superior Shareholder Distributions

Cumulative Distributions $B

60 50 40 30 20 10 0

‘00 ‘01 ‘02 ‘03 ‘04

Share Purchases*

Dividends

* In excess of dilution

Distributed $56 billion in last 5 years

Paid dividends for more than 100 years

Increased the dividend every year for the last 22 years

Balance distributions with creating long-term shareholder value

Investing in Profitable Opportunities

Capex by Business Line $B

20 15 10 5 0

‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06

Estimate

Chemical / Other Downstream Upstream Planning Range (Total) $B

20 15 10 5 0

‘07-’10 Average

Growing GTL Investments

Estimate

Capital Stewardship

5-Year Cumulative Divestments* $B

7 6 5 4 3 2 1 0

‘00 ‘01 ‘02 ‘03 ‘04

Chemical

Downstream

Upstream

Coal & Minerals

* Net book value of asset sales excluding mandated divestments

Rigorous management process

Maximum shareholder value

Cash flow totals $9.2 billion

Positive earnings impact of CVX $3.4 billion

Capital Discipline

5-Year Cumulative Write-Offs* $B

20 15 10 5 0

Cumulative ExxonMobil write-offs

BP RDS CVX

‘00 ‘01 ‘02 ‘03 ‘04

* Calculated from public information on a consistent before-tax basis

ExxonMobil’s strong asset base

Large portions of competitor capital employed written-off

Measure of quality of investment decisions

Sustained Competitive Advantage

5-Year Cumulative Write-Offs* $B

20 15 10 5 0

‘00 ‘01 ‘02 ‘03 ‘04

Cumulative ExxonMobil write-offs

BP RDS CVX

* Calculated from public information on a consistent before-tax basis

5-Year Rolling Average ROCE*

%

20 18 16 14 12 10 8 6

ExxonMobil

RDS

BP

CVX

‘00 ‘01 ‘02 ‘03 ‘04

*Calculated on a consistent basis with ExxonMobil, based on public information. Competitor information estimated for 2004.

Upstream

2004 Highlights

Record Earnings $16.7 B

ROCE 33%

Production Volumes 4.2 MOEBD

Major Project Start-ups 8

Resource Adds 2.9 BOEB

Proved Reserve Adds (1) 2.0 BOEB

Reserve Replacement (1) 125%

(1) Excluding single-day, year-end pricing and asset sales

Upstream

Record Results

2000-04 Net Income per Barrel* $/OEB

12.0

10.0

8.0 6.0 4.0

XOM RDS BP CVX TOT

* Calculated on a consistent basis using public information

2004

CVX excluding gains on asset sales

Commitment to Technology Investment Selectivity Execution Excellence Cost Efficiency

Upstream

Upstream Strategies

Identify and pursue all attractive exploration opportunities Invest in projects that deliver superior returns Maximize profitability of existing oil and gas production Capitalize on growing natural gas and power markets

Upstream

Growing Resource Base

Total Resource Base 73 BOEB

80 40 0

YE ‘04

Asia Pacific

Middle East Caspian Africa

Europe

Americas

‘00-‘04

‘04 Avg

Resource Additions

(BOEB) 2.9 2.4

Finding Costs

($/OEB) 0.44 0.58

Continued focus on high

potential areas

Upstream

Pursuing and Securing Resources

Norway

Canada

Qatar

Madagascar

Congo

Brazil

Colombia

Gulf of Mexico

Nigeria/Sao Tomé Principé

Countries with Exploration Acreage

2004/2005 Captures:

Frontier Exploration Established Exploration Discovered Undeveloped

Upstream

Diverse Industry Resource Opportunities

Conventional Arctic Deepwater

High Pressure/High Temperature Heavy Oil, Oil Sands, and Tight Gas

Upstream

Proved Reserves Continue to Grow

Proved Reserves by Region

BOEB

25 20 15 10 5 0

YE ‘04

Asia Pacific Middle East Caspian Africa

Europe

Americas

‘00-‘04 ‘04 Avg

Reserve Additions

(BOEB)* 2.0 1.8

Reserve Replacement

(%)* 125 115

* Excluding single-day, year-end pricing and asset sales

Upstream

Global Development Portfolio

Cumulative Volumes Contribution from ‘99-‘04 Major Start-ups

BOEB (Net)

4 3 2 1 0

‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10

Net Project Capex $B

15 10 5 0

Americas

Africa

Middle East

Russia/Caspian

Europe/Asia Pacific

Current Projects in Designing and Implementing Phases

74 major project start-ups since 1999

8 in 2004

Consistent, rigorous project management

Unparalleled portfolio

Investing more than $50B

Upstream

Execution Excellence: Deepwater West Africa

Development Cost

Gross $/OEB

9 6 3 0

Angola Nigeria

ExxonMobil Operated Operated by Others

Well Completion Success

% Success

100 50 0

West Africa

Creating greater value

Applying best technology

Utilizing global functional capability

Upstream

Execution Excellence: Angola

Producing Developing

Future Developments

Xikomba

Kizomba C

Kizomba B

Kizomba A

Kizomba

Kizomba ‘A’ sets record for fastest cycle time and largest FPSO

Kizomba ‘B’ start-up in 2005, 5 months faster than ‘A’

Kizomba ‘C’ progressing towards 2007 start-up

Benefiting from sub-surface technology and Design One—Build Multiple approach

Upstream

Execution Excellence: Russia

Mongolia

Sakhalin—1

Chayvo start-up in 2005 Arctic expertise World-class horizontal wells

Increase gas sales to 1 BCFD with export

Develop Odoptu and Arkutun-Dagi Fields

Odoptu Chayvo and Arkutun-Dagi Fields

Oil Pipeline

Under Construction

Gas Pipelines

Existing Under Construction

Seoul

Tokyo

Sapporo

China

Harbin

Russia

Khabarovsk

DeKastri Oil Export Terminal

Japan

Basin

Upstream

Developing New Resources

Unit Cost $/OEB

Annual Project Capex $B (Net)

Unit Development Cost*

4 3 2 1 0

‘01 ‘02 ‘03 ‘04 ‘05 ‘06

6 4 2 0

*Gross, full portfolio

Commitment to technology Global functional organization Broad, diverse portfolio Execution excellence

Upstream

Maximize Profitability of Existing Production

2004 Production by Region kOEBD

5000 4000 3000 2000 1000 0

2004

Caspian Middle East Africa Asia Pacific

Europe

Americas

Countries with

Existing XOM Production

Upstream

Maximize Profitability from Existing Production

Capturing Value Across the Cycle

Normalized Earnings (2000-2004) $/BBL

14 12 10 8 6 4 2 0

10 20 30 40 50

R2 = 0.96

Production-Weighted Marker Price ($)

2004 Production by Region kOEBD

5000 4000 3000 2000 1000 0

Caspian Middle East Africa Asia Pacific

Europe

Americas

2004

Upstream

Maximize Profitability: North Sea/Europe

Downtime*

%

10 8 6 4 2 0

‘01 ‘02 ‘03 ‘04

Leveraging infrastructure to develop additional reserves

Maximizing late-life field value

Selective development and exploration

* Operated Liquids

North Sea

Njord

Kristin

Ormen Lange

Statfjord Late Life

Fram East

Sleipner West

Norwegian/ Danish Basin

NORWAY

SWEDEN

Goldeneye

Scoter

Arthur

Caravel

DENMARK

Groningen Upgrade

GERMANY

NETHERLANDS

ENGLAND

NORTHERN

IRELAND

IRELAND

2004 Start-ups 2005—2007 Start-ups 2004 Exploration capture

Upstream

Maximize Profitability: Asset Management

Major 2004 Divestments and Trades

Western Canada

Rockies

West Texas

Gulf of Mexico

Delhi

Divestments & Trades*

$B/Yr

1.5 1.0 0.5 0.0

‘00 ‘01 ‘02 ‘03 ‘04

Production kOEBD 1 10 5 10 55

Rigorous, disciplined process

Achieve value for lower profitability, limited potential assets Utilize non-strategic assets to achieve strategic value

* Producing properties; sales value

Upstream

Growing Gas and Power Opportunities

Alaska

Mackenzie

North Sea

Qatar

Nigeria

Angola

Sakhalin-1 -

Hong Kong

Arun

PNG

Greater Gorgon / Jansz

XOM-Existing LNG LNG Opportunities

Pipeline-Gas Opportunities Power Opportunities

Gas-to-Liquids

XOM Active Terminal Development Countries with XOM Market Presence

Upstream

Well-Positioned: United States and Canada

Estimated Supply Growth

BCFD

30 25 20 15 10 5 0

‘05 ‘10 ‘15 ‘20

Arctic

Other Domestic

LNG

Arctic Gas

Alaska North Slope

Mackenzie Gas project

Other Domestic

Tight Gas

GOM Deep Shelf

LNG

Progressing regas terminals

Advanced trains with Qatar Petroleum

Upstream

Capitalize on Growing Gas Markets

Large Scale LNG Projects

Gross MTA

80 70 60 50 40 30 20 10 0

‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10

Gross BCFD

10 8 6 4 2 0

Gorgon/Jansz Train 2 RG Train 7 Angola LNG Train 1 Gorgon/Jansz Train 1 QG Train 5 RG Train 6

QG Train 4

RG Train 5 RG Train 4 RG Train 3 RG 1-2

QG 1-3

Increasing share in growing LNG market

Strong partnership with Qatar Petroleum

Growing world-class LNG portfolio

Greater Gorgon/Jansz—Angola—Nigeria

EMNI (MTA) 7.0 7.7 8.2 8.4 9.0 13.0 16.4 19.5 including Arun

Upstream

Well-Positioned: Europe

Estimated Supply Growth

BCFD

60 50 40 30 20 10 0

‘05 ‘10 ‘15 ‘20

LNG

Russia/Caspian

New Pipeline

New Domestic Supply

RasGas Grows Continental Europe Presence

Italy—first offshore regas terminal

Zeebrugge—leveraging third-party infrastructure

Qatargas II Sets New Benchmarks

Largest sales to United Kingdom 30% reduction in unit cost Largest-ever energy-project financing

Upstream

Delivering Profitable Growth

MOEBD

5 4 3 2 1 0

‘04 ‘06 ‘08 ‘10

Russia/Caspian

Africa Europe Americas Middle East Asia Pacific

Result of robust inventory and strong processes

Geographically diverse

Enabled by functional expertise, integrated and leveraged worldwide

Delivering on our strategies

Upstream

Industry-Leading Performance

2000-04 Return on Capital Employed*

%

35 30 25 20 15 10 5 0

2004

XOM RDS BP CVX TOT

*Calculated on a consistent basis with ExxonMobil, based on public information. Competitor information estimated for 2004.

Industry’s largest and highest quality asset base

Rigorous investment discipline and selectivity

Leading-edge technology

Downstream

2004 Highlights

Record $5.7B earnings, $7.7B cash generation

ROCE 21%

Refinery throughput +4%

Petroleum product sales +3%

Operating excellence

- Best-ever safety

- Best-ever reliability

- Best-ever energy efficiency

More than $1B “self-help” captured

Downstream

Business Strategies

Global Scale and Integration

Margin Enhancement

Operating Cost Efficiency

Capital Discipline

Refining & Supply

Fuels Marketing

Lubricants & Specialties

Downstream

1999

“Self-Help” Advantages $1.2B

External Factors

“Self-Help”

Margin Enhancements

Op cost Efficiencies $5.7B

2004

Refining and Supply

2004 Overview

Global Scale 45 refineries in 25 countries

& Integration Larger, more conversion, more integration

than industry average

Margin Enhancement Captured additional $0.5B AT margin

Technology advancements

Positioned for growth in Asia Pacific

Cost Efficiency Industry-leading cash operating costs

Unplanned capacity loss reduced 20%

Capital Discipline Industry-leading project execution

Reduced working inventories

Refining and Supply

Structural Advantages

Configuration

% vs. Industry

80 60 40 20 0

Avg. Size Conversion Integration

Industry Avg.

XOM RDS / BP

Equity Capacity

MBD

6 4 2 0

XOM RDS BP

Distillation Conversion

Source: Oil and Gas Journal

Refining and Supply

Asset Utilization

Utilization

1998=100

102 100 98 96

‘98 ‘00 ‘02 ‘04

XOM Industry

Maintenance Cost & Availability

Cost 1998=100

120 100 80

‘98 ‘00 ‘02 ‘04

Availability

Cost

Availability 1998=100

101 100 99

Source: Solomon Data ; ‘04 Company estimate

Industry-leading reliability Turnaround management Throughput up 4%

Disciplined Reliability and Maintenance System Equipment Health Monitoring

Refining and Supply

Operating Efficiency

Cash Operating Costs

1998=100

100 90 80

‘98 ‘00 ‘02 ‘04

XOM Industry

Energy & Personnel

1998=100

100 95 90

Personnel

Energy

‘98 ‘00 ‘02 ‘04

Source: Solomon Data ; ‘04 Company estimate

Lower cash opex Continued improvement

Disciplined Global Energy Management System Continued workforce reductions

Refining and Supply

Margin Enhancement

Conversion Capacity Growth

1998=100

110 105 100

‘98 ‘00 ‘02 ‘04

Molecule Management Prize $M/Yr

500 100

375

250 125 0

‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08

On track to capture

~ $500M prize per year

Technology advancements Focused investments

Molecular fingerprinting Process modeling and optimization

Fuels Marketing

2004 Overview

Global Scale Retail, Industrial & Wholesale, Aviation, Marine

& Integration 100 countries on 6 continents

Margin Enhancement Disciplined site selection and operation

Non-fuels income up $30M

Cost Efficiency “Self-help” opex reductions of $200M

Consolidating support centers

Regular employees down 20% since 2000

Capital Discipline Focused market approach

Asset high-grading

retail sites down 15%

Capital employed down 15% since 2000

Fuels Marketing

Operating Efficiency

2000=100

100 85 70

‘00 ‘01 ‘02 ‘03 ‘04

Cumulative Opex Efficiencies Regular Employees $M

1200 600 0

Capital Discipline

2000=100 Total Retail Sites

100 85 70

‘00 ‘01 ‘02 ‘03 ‘04

Functional organization Common systems / processes Centralized support

Prioritized and focused investment Divestment of under-performing assets

Fuels Marketing

Retail Competitiveness

U.S. Breakeven Fuels Margin

2000=100

100 90 80

‘00 ‘01 ‘02 ‘03 ‘04

Lower on-site opex Higher non-fuels income

U.S. Focus Market Performance

Before=100

Before After

200 100 0

Market Volume Convenience Effectiveness Sales

Rigorous site selection Customer focused offering Disciplined operations execution

Lubricants and Specialties

2004 Overview

Global Scale Largest basestock supplier

& Integration 98% integrated with Refining

Growing position with global brands

Margin Enhancement Double-digit Mobil 1 growth

Double-digit growth in emerging markets

Strategic Global Alliances

Cost Efficiency Cost-to-serve down 5% in 2004

e-based ordering up 35% in 2004

Capital Discipline Capital employed down 20% since 2000

Lubricants and Specialties

Margin Enhancement

Synthetic Lubes Sales Growth

2000=100

150 125 100

‘00 ‘01 ‘02 ‘03 ‘04

ExxonMobil

Industry*

* ExxonMobil estimates

Mobil 1 leadership

Technology advantage

OEM endorsements

Finished Lubes Sales Growth

Emerging Markets

2000=100

160 140 120 100 80

‘00 ‘01 ‘02 ‘03 ‘04

Leveraged OEM relationships Expanded brand recognition Efficient supply chain

Lubricants and Specialties

Operating Efficiency

2000=100

100 75 50 25

Product Formulations

Blend Plants

‘00 ‘01 ‘02 ‘03 ‘04

Optimizing product offer Improving blend plant efficiency Leveraging best practices

Capital Employed

2000=100

100 90 80 70

‘00 ‘01 ‘02 ‘03 ‘04

Decreasing inventory

Reducing net receivables

Downstream

2004 Summary

Capital Employed* $B

40 20 0

XOM RDS BP

‘00 ‘04 ‘00 ‘04* ‘00 ‘04*

Reported Net Income $B

8 6 4 2 0

‘00 ‘04 ‘00 ‘04 ‘00 ‘04

Return on Capital Employed*

%

25 20 15 10 5 0

‘00 ‘04 ‘00 ‘04* ‘00 ‘04*

*Calculated on a consistent basis with ExxonMobil, based on public information. Competitor information estimated for 2004. Note: Impact of Allapattah reserve shown by red hatched box.

Chemical

2004 Highlights

Record earnings of $3.4B, ROCE of 23%

- Global coverage

- Feedstock and integration advantage

- Improved industry conditions

Record sales volume, up 5% versus 2003

Capex of $690M

- High return efficiency projects

- Low-cost expansions

- Specialty business growth

Chemical

Industry Outlook

The Industry Cycle*

Polyethylene, Polypropylene, Paraxylene

MT

200 150 100 50 0

Capacity Utilization

Demand

‘90 ‘95 ‘00 ‘05 ‘10

%

92 88 84 80 76

* ExxonMobil Estimates

Margin Trends*

2004 $/Ton

1000 500 0

PE

PX

‘90 ‘95 ‘00 ‘04

* ExxonMobil Estimates

Chemical

Business Strategies

Long-term strategy built on ExxonMobil’s core competencies

Unique portfolio of global integrated businesses

Strong synergies with upstream and downstream operations

Technology leadership

Focus on cost management, reliability and efficiencies Disciplined investment in advantaged projects

Chemical

Exceptional Mix

Business Mix

Earnings, $B

4.0 3.0 2.0 1.0 0.0

Cyclical Specialty

‘95 ‘00 ‘04

Geographic Mix

Sales volume, MT

14 10 6 2

1998 2004

Americas Europe Asia / MEAF

Chemical

Competitive Advantages

Site Integration

Products From Advantaged Feedstocks

Finished products from advantaged raw materials

Ethylene

2001=100

140 120 100

‘01 ‘02 ‘03 ‘04

Aromatics

2001=100

140 120 100

‘01 ‘02 ‘03 ‘04

Integrated

Non-Integrated

Chemical

Competitive Advantage

Technology

Lower Cost Processes

LRT-2 furnaces High pressure PE

Advantaged Feedstocks

Heavy feeds PXMax

Higher Value Products

Nexxstar Santoprene

Chemical

Supply Advantage

Reliability Gains

MT vs 2001

1.5 1.0 0.5 0.0

‘02 ‘03 ‘04

Manufacturing excellence

Reliability Efficiencies

Low-cost expansions

Supply Optimization

Intra and inter-regional supply chain optimization

Advantaged supply points Global marketing and sales presence Global optimization system

Chemical

Maximizing Returns

Premium Products Volume

2002=100

110

100

‘02 ‘03 ‘04

Productivity

Sales / Workforce

2001=100

120 110 100

‘01 ‘02 ‘03 ‘04

Market focus and customer needs segmentation

Growth of premium products

Technology advantage Product application expertise

Manufacturing improvements

Productivity gains Energy efficiency

Chemical

Growth Opportunities

Major Projects

Jose

Ras Laffan

Fujian

Singapore

Ethane Liquids

Low-cost expansions

- Added half of a steam cracker since 2001

Specialty Business growth

Major projects strategically located

- Feedstock

- Integration

- Market access

Chemical

Delivering Superior Returns

Capital Employed* $B

30 20 10 0

‘00 ‘04 ‘00 ‘04 ‘00 ‘04 ‘00 ‘04 ‘00 ‘04

XOM RDS BP CVX Dow

Reported Net Income $B

4 2 0

‘00 ‘04 ‘00 ‘04 ‘00 ‘04 ‘00 ‘04 ‘00 ‘04

Return on Capital Employed*

%

30 20 10 0

‘00 ‘04 ‘00 ‘04 ‘00 ‘04 ‘00 ‘04 ‘00 ‘04

*Calculated on a consistent basis with ExxonMobil, based on public information. Competitor information estimated for 2004.

Business Model

ExxonMobil Approach

DisciplinedInvestment

Growth in Shareholder Value

Operational Excellence

Industry Leading Returns

Superior Cash Flow

Long-Term Perspective

Industry driven by long-term trends

Evolving LNG market

Key levers for long-term success in refining

Seeing past the cycle in Chemical

Structural Advantage

Global Functional Organization

Strongest suite of proprietary technologies Industry-leading resource base Unmatched financial flexibility Integration of refining and chemical assets Unparalleled optimization capability

Growing Advantage

Changing nature of market plays to ExxonMobil’s strengths Consistent rapid improvement Leverage from technology

Withdrawal of competitors from key markets and business lines

Long-Term Advantage for Shareholders

5-Year Rolling Average ROCE*

%

20 18 16 14 12 10 8 6

‘00 ‘01 ‘02 ‘03 ‘04

ExxonMobil

RDS

BP

CVX

20-Year Annualized Total Return vs. Volatility of Returns

Lower Volatility

Higher Volatility

%

14 18 22 26

S&P 500

10% 12% 14% 16% 18%

Lower Return Higher Return

*Calculated on a consistent basis with ExxonMobil, based on public information.

Competitor information estimated for 2004.

Long-Term Advantage for Shareholders

20-Year Total Market Capital $B

400 350 300 250 200 150 100 50 0

‘84 ‘86 ‘88 ‘90 ‘92 ‘94 ‘96 ‘98 ‘00 ‘02 ‘04

ExxonMobil

RDS

BP

CVX

* Total market capital at year-end. Pre-merger figures are for XON, BP, and CHV.